Truth Social American Red State REITs ETF
Schedule of Investments
June 30, 2026 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 99.3%	Shares		Value
Activities Related to Real Estate - 1.4%
Curbline Properties Corp.	1,242		$ 37,757

Lessors of Real Estate - 79.7% (a)
Agree Realty Corp.	1,163		88,086
American Healthcare REIT, Inc.	711		37,079
American Homes 4 Rent - Class A	2,364		79,241
Camden Property Trust	723		82,776
EastGroup Properties, Inc.	232		46,987
Equity LifeStyle Properties, Inc.	865		55,749
Essential Properties Realty Trust, Inc.	2,586		77,192
Farmland Partners, Inc.	4,110		39,785
FrontView REIT, Inc.	1,162		23,507
Independence Realty Trust, Inc.	5,493		91,678
InvenTrust Properties Corp.	1,373		48,604
Kite Realty Group Trust	3,427		97,258
Lamar Advertising Co. - Class A	642		100,139
Mid-America Apartment Communities, Inc.	885		122,962
National Health Investors, Inc.	2,040		155,571
NETSTREIT Corp.	4,422		93,437
NNN REIT, Inc.	4,224		196,543
Realty Income Corp.	2,932		181,667
Sila Realty Trust, Inc.	5,861		177,940
STAG Industrial, Inc.	2,021		76,919
UMH Properties, Inc.	7,517		113,807
VICI Properties, Inc.	7,740		205,497
			2,192,424

Offices of Real Estate Agents and Brokers - 18.2%
Broadstone Net Lease, Inc.	9,932		205,294
Four Corners Property Trust, Inc.	8,196		201,212
Invitation Homes, Inc.	3,077		92,956
			499,462
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,548,801)			2,729,643

TOTAL INVESTMENTS - 99.3% (Cost $2,548,801)			2,729,643
Money Market Deposit Account - 0.1% (b)			3,649
Other Assets in Excess of Liabilities - 0.6%		0.00613	16,868
TOTAL NET ASSETS - 100.0%			$ 2,750,160

Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of June 30, 2026 was 2.56%.

Summary of Fair Value Disclosure as of June 30, 2026 (Unaudited)

Truth Social American Red State REITs ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$ 2,729,643	$ –	$ –	$ 2,729,643
Total Investments	$ 2,729,643	$ –	$ –	$ 2,729,643